77Q1(a)(2)


Articles of Amendment of American Century
Mutual Funds, Inc., dated August 11, 2016 (filed electronically as Exhibit (a)(52) to Post-Effective
Amendment No. 146 to the Registration Statement of the Registrant filed on September 12, 2016, File
No. 2-14213 and incorporated herein by reference).